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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Harrington West Financial Group, Inc. on Form S-8 of our report dated March 12, 2004, appearing in and incorporated by reference in the Annual Report on Form 10-K of Harrington West Financial Group, Inc., for the year ended December 31, 2003.

/s/ Deloitte & Touche LLP
Los Angeles, California

March 12, 2004